EXHIBIT 10.53

SECOND AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AND DEVELOPMENT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AND DEVELOPMENT AGREEMENT (this “Amendment”) is made as of the 20th day of December, 2007, by and among ALEXANDER’S INC., a Delaware corporation, , on behalf of itself and each of the subsidiaries listed in Exhibit A attached hereto (“Alexander’s”), having an address at 210 Route 4 East, Paramus, New Jersey 07652, (sometimes hereinafter referred to as “Owner”), and VORNADO MANAGEMENT CORP., a New Jersey corporation, having an office at 210 Route 4 East, Paramus, New Jersey 07652 (“Manager”).

R E C I T A L S

A.     Alexander’s and Manager’s predecessor-in-interest, Vornado Realty Trust. have heretofore entered into that certain Amended and Restated Management and Development Agreement, dated July 3, 2002, as amended by First Amendment to Amended and Restated Management and Development Agreement dated as of(as the same may have been amended prior hereto and as herein and hereinafter amended, modified, supplemented and/or restated from time to time, the “Development Agreement”).

B.     As of the date hereof Manager has entered into that certain Rego II Management and Development Agreement with Alexander’s of Rego Park II, Inc., relating to the Rego Park II Property (as listed in Exhibit A to the Development Agreement).

C.     Whereas, Owner and Manager desire to amend the Development Agreement to delete the Rego Park II Property from such Development Agreement.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Owner and Manager hereby agree to the following amendments to be effective from and after the date hereof (the “Effective Date”):

1.     Exhibit A of the Development Agreement: The Rego Park II Property is hereby deleted from Exhibit A to the Development Agreement and all references in the Development Agreement to the “Rego Park II Property” are hereby deleted.

2.     Management Fee. In the first sentence of Article III, Section A, “Two Million Four Hundred Thousand Dollars ($2,400,000) per annum” is hereby deleted and Two Million Two Hundred Eighty Thousand Dollars ($2,280,000.00) per annum” is substituted therefor, and “$200,000” is hereby deleted and “$190,000” is substituted therefor.

3.     Development Fee. The following sentence is inserted at the end of the second paragraph of Article III.B.: “Notwithstanding the foregoing, for so long as the Specified Installment Amount is being paid to Manager under the Rego II Management and Development Agreement dated, 2007, Owner shall not be required to make payments of such Specified Installment Amount hereunder.”

3.     Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

4.     Defined Terms. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Development Agreement. The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

5.     Amendment. This Amendment is incorporated into and made a part of the Development Agreement, and the Development Agreement and all terms, conditions and provisions of the Development Agreement are ratified and confirmed in all respects and is and shall continue to be in full force and effect as modified and amended hereby.

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6.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.     No Modification. This Amendment constitutes the entire understanding of the parties with respect to the subject hereof and may not be amended except in a writing executed by the parties hereto.

8.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their successors and permitted assigns.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

OWNER:

ALEXANDER’S INC., a

Delaware corporation

By:  /s/ Alan J. Rice

Name:  Alan J. Rice

Title:  Authorized Signatory

MANAGER:

VORNADO MANAGEMENT CORP.

By:  /s/ Joseph Macnow

Name:  Joseph Macnow

Title:  Authorized Signatory

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EXHIBIT A

List of Subsidiaries

Alexander’s of Flushing, Inc.

Alexander’s of Rego Park II, Inc.

Alexander’s of Rego Park III, Inc.

Alexander’s Paramus, LLC

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